UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
December 20, 2017

NELNET, INC.
(Exact name of registrant as specified in its charter)

Nebraska	001-31924	84-0748903
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

121 South 13th Street, Suite 100 Lincoln, Nebraska	68508
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (402) 458-2370
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
(17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act.                                                     [ ]

Item 8.01 Other Events.
On December 20, 2017, Nelnet, Inc. (“Nelnet”) and Great Lakes Higher Education Corporation (“GLHEC”) received requests for additional information (“second requests”) from the United States Department of Justice (“DOJ”) in connection with Nelnet’s pending acquisition of Great Lakes Educational Loan Services, Inc. (“Great Lakes”) from GLHEC. These second requests were issued under the notification requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the “HSR Act”).

The effect of the second requests is to extend the waiting period imposed by the HSR Act until 30 days after Nelnet and GLHEC have substantially complied with these requests, unless that period is extended voluntarily by Nelnet and GLHEC or terminated sooner by the DOJ. Nelnet and GLHEC have been cooperating fully with the DOJ as it conducts its antitrust review of the transaction and will continue to do so in connection with these second requests.

On December 21, 2017, the Company issued a press release announcing these requests for additional information from the DOJ. A copy of the press release is filed as Exhibit 99.1 to this report.

Item 9.01 Financial Statements and Exhibits.

(d)    Exhibits. The following exhibit is filed as part of this report:
Exhibit
No.                      Description

99.1*
Press Release dated December 21, 2017 - “Nelnet and Great Lakes Higher Education Corporation Receive Requests for Additional Information from Department of Justice Related to Nelnet’s Acquisition of Great Lakes Educational Loan Services”

*	Filed herewith.

Forward-looking and cautionary statements

This report contains forward-looking statements that involve risks and uncertainties. The words “expect,” “scheduled,” and “will,” and similar expressions are intended to identify forward-looking statements. No assurance can be given that the results expressed or implied in any forward-looking statements will be achieved, and actual results could be affected by one or more risks and uncertainties, which could cause them to differ materially. Among the key risks and uncertainties that may have a direct bearing on the Company’s future operating results, performance, or financial condition expressed or implied by the forward-looking statements are risks that the reported pending acquisition may not be completed within the currently scheduled timeframe or at all (including as a result of unexpected delays or other issues in satisfying regulatory and other customary closing conditions), the uncertain nature of the expected benefits from the acquisition and the ability to successfully integrate loan servicing operations and successfully maintain and increase allocated volumes of student loans serviced under existing and any future servicing contracts with the Department of Education (“Department”), risks to the Company related to the Department’s initiative to procure new contracts for federal student loan servicing, including the risk that the Company’s joint venture with Great Lakes, or the Company on a post-acquisition basis, may not be awarded a contract, other risks, including the risk of increased regulatory costs, and other risks and uncertainties set forth in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2016 and subsequent quarterly reports on Form 10-Q.  All forward-looking statements contained in this report are qualified by these cautionary statements and are made only as of the date of this report. Although the Company may from time to time voluntarily update or revise its prior forward-looking statements to reflect actual results or changes in the Company's expectations, the Company disclaims any commitment to do so except as required by securities laws.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Dated: December 21, 2017
NELNET, INC.
By:     /s/ JAMES D. KRUGER

Name:	James D. Kruger

Title:	Chief Financial Officer